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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________

                                   FORM 8-K
                                 _____________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 30, 2001



                                SUNTERRA CORPORATION
             (Exact name of registrant as specified in its charter)


           Maryland                    000-21193                 95-4582157
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



                            1781 Park Center Drive
                            Orlando, Florida  32835
                              "www.sunterra.com"
                   (Address of Principal Executive Offices)

                                 407-532-1000
             (Registrant's telephone number, including area code)



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Item 5.  Other Events.

               See January Monthly Operating Reports for all Sunterra debtors consolidated and the 16 operating entities filed with the United States Bankruptcy Court for the District of Maryland (Baltimore) on April 30, 2001 attached hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

             Exhibit No.    Description
             -----------    -----------
                 99         January monthly operating reports filed April 30,
                            2001.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SUNTERRA CORPORATION
                                     (Registrant)



Date: May 8, 2001                    By  /s/ Lawrence E. Young
                                        -------------------------
                                        Lawrence E. Young
                                        Chief Financial Officer
                                        and Vice President

                                 Exhibit Index


99   January monthly operating reports filed

     April 30, 2001.